UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Morgan Stanley Institutional Fund Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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August 2012

MORGAN STANLEY GLOBAL STRATEGIST FUND

JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR SEPTEMBER 27, 2012

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of Morgan Stanley Global Strategist Fund. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.  In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

VOTING NOW HELPS LOWER OVERALL PROXY COSTS

AND ELIMINATES PHONE CALLS

We encourage you to utilize one of the following options today to record your vote:

1.               By Internet: Follow the instructions on your voting instruction form.

2.               By Touchtone Phone: Follow the instructions on your voting instruction form.

3.               By Mail:  If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote in favor of the proposal.

If you have any questions, please call the proxy soliciting agent at 1-800-708-7958. Representatives are available Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

Thank you for your prompt attention to this matter.

August 2012

MORGAN STANLEY GLOBAL STRATEGIST FUND

JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR SEPTEMBER 27, 2012

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of Morgan Stanley Global Strategist Fund. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.  In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

VOTING NOW HELPS LOWER OVERALL PROXY COSTS

AND ELIMINATES PHONE CALLS

We encourage you to utilize one of the following options today to record your vote:

1.               By Phone: Please call the proxy soliciting agent at 1-800-708-7958. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2.               By Internet: Follow the instructions on your voting instruction form.

3.               By Touchtone Phone: Follow the instructions on your voting instruction form.

4.               By Mail:  If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote in favor of the proposal.

Thank you for your prompt attention to this matter.

August 2012

MORGAN STANLEY MID CAP GROWTH FUND

JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR SEPTEMBER 27, 2012

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of Morgan Stanley Mid Cap Growth Fund. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.  In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

VOTING NOW HELPS LOWER OVERALL PROXY COSTS

AND ELIMINATES PHONE CALLS

We encourage you to utilize one of the following options today to record your vote:

1.               By Internet: Follow the instructions on your voting instruction form.

2.               By Touchtone Phone: Follow the instructions on your voting instruction form.

3.               By Mail:  If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote in favor of the proposal.

If you have any questions, please call the proxy soliciting agent at 1-800-708-7958. Representatives are available Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

Thank you for your prompt attention to this matter.

August 2012

MORGAN STANLEY MID CAP GROWTH FUND

JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR SEPTEMBER 27, 2012

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of Morgan Stanley Mid Cap Growth Fund. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.  In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

VOTING NOW HELPS LOWER OVERALL PROXY COSTS

AND ELIMINATES PHONE CALLS

We encourage you to utilize one of the following options today to record your vote:

1.               By Phone: Please call the proxy soliciting agent at 1-800-708-7958. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2.               By Internet: Follow the instructions on your voting instruction form.

3.               By Touchtone Phone: Follow the instructions on your voting instruction form.

4.               By Mail:  If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote in favor of the proposal.

Thank you for your prompt attention to this matter.